EXHIBIT 10.19

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Amendment No. 2

To the Manufacturing and Supply Agreement

By and Between

Allergan Sales, Inc.

And

Carl Zeiss Ophthalmic Systems, Inc.

This second AMENDMENT, EFFECTIVE AS OF May 31, 2002 is to the Manufacturing and Supply Agreement executed on May 28, 1999 (hereafter “Agreement”), as amended between Allergan Sales, Inc., a California Corporation, on behalf of itself and its affiliates (“Allergan”), having principal offices at 2525 Dupont Drive, Irvine, California 92612 and Carl Zeiss Ophthalmic Systems, Inc., A New York Corporation, on behalf of itself and its affiliates (“CZOS”), having principal offices at 5160 Hacienda Dr., Dublin, California 94568.

RECITALS

CZOS and Allergan each desire to amend the Manufacturing and Supply Agreement as set forth herein below.

NOW THEREFORE, CZOS and Allergan hereby agree as follows:

Section 1. Definitions

Section 1.14 is amended in its entirety to read as follows:

“Humphrey” here after shall mean Carl Zeiss Ophthalmic Systems, (CZOS).

Section 1.20 is added as follows:

“End of Life (EOL)” shall mean any component used to manufacture the Product(s) that the component supplier has or will be discontinuing supply of, and Allergan and CZOS have agreed to purchase a fixed quantity of these components.

Section 2. Terms and Termination

The term of this Agreement shall be extended for an additional two (2) years. The term of the extension will be from May 28, 2003 through May 31, 2005.

Section 2.3.4 is amended in its entirety to read as follows:

Upon expiration of this Agreement, Allergan will purchase at the prevailing standard cost, the raw materials, work in process (WIP) materials and finished goods held at CZOS. The raw and WIP materials repurchased would be in the quantity mutually agreed upon, (or the most current

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

forecast as stated in Section 6.2), to support the required delivery times and manufacturing lead-times.

Section 3. Pricing and Payment

Section 3.1 Determination of Price is amended in its entirety to read as follows:

The pricing for the Products are in the table set forth below and shall be supported by a “costed” bill-of –material. The costs reflected in the “costed” bill-of-materials are based on the following categories: (i) ***** (ii) ***** (iii) *****.

Product	2002	2003	2004	2005

SOV. Foot Pedal	*****
SOV. Remote	*****
SOV. Cart/IV Pole	*****
SOV. Console	*****

Diplomax System	*****	*****	*****	*****
Diplomax Foot Pedal	*****	*****	*****	*****
Diplomax IV Pole	*****	*****	*****	*****
Diplomax Remote	*****	*****	*****	*****

Prestige System	*****	*****	*****	*****
Prestige Foot Pedal	*****	*****	*****	*****
Prestige Foot Pedal II	*****	*****	*****	*****
Prestige IV Pole	*****	*****	*****	*****
Prestige Remote	*****	*****	*****	*****
Prestige Dust Cover
Prestige Power Cord	*****	*****	*****	*****
Prestige Power Cord	*****	*****	*****	*****

Pricing is based on the following order quantities of materials required to manufacture the Product(s).

1.	Sovereign Console – minimum ***** units.
2.	Other Sovereign System Components – minimum ***** units.
3.	Diplomax – is determined by minimum quantities remaining to build, (approx. ***** units)
4.	Prestige – is determined by consumption of excess materials. (Approx. ***** units)

Section 3.6 ECR Pricing Adjustments is amended in its entirety to read as follows:

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If Allergan increases the cost of the Product as the result of an ECR the cost of the Product will increase immediately. CZOS will invoice Allergan for all costs associated with the implementation and/or validation of any requested ECR for said Products. This would include but is not limited to materials that may become scrapped and/or excess based upon the ECR. CZOS will notify Allergan’s Logistics Director in writing of these costs prior to the ECR being implemented and CZOS and Allergan will mutually approve these costs in writing as stated in Section 4.2.

Section 5. Place of Manufacture; Right of Inspection

Section 5.2 Allergan Inspection is amended by deleting the phrase “twenty-four (24) hours advance notice” in the first sentence and inserting “forty-eight (48) hours advance notice” in its place.

Section 6. Terms of Supply

Section 6.2 Forecast and Supply Amounts is amended in its entirety to read as follows:

Allergan shall, on a monthly basis, provide CZOS with a twelve (12) month, non-binding forecast of estimated Products needed by the tenth (10th) working day of each month. CZOS shall use Allergan’s forecast to plan and build products to support the forecast. Lead-time for Product(s) shall be no more than ***** (*****) calendar days form receipt of Allergan’s purchase order to shipment of product. However, it is understood that, in the case where the requested shipping date is sooner than such period, CZOS shall make all reasonable efforts to comply with Allergan’s requested shipping dates. Should Allergan’s purchase orders exceed the appropriate forecast, CZOS shall make its best efforts to produce at least the incremental increases as follows: (i) one hundred percent (100%) for more than 90 work days of lead time; (ii) twenty percent (20%) for lead times between 60 and 90 work days; (iii) ten percent (10%) for lead times between 30 and 60 work days; and (iv) zero percent (0%) for lead times less than 30 work days. There shall be no minimum annual order quantities for the finished goods Product(s). Allergan and CZOS shall continually seek ways to reduce manufacturing lead times. All materials that have been purchased on the behalf of Allergan that are considered End of Life (EOL) of obsolete will be fully covered by Allergan with a purchase order at the materials cost if not consumed by the end of the agreement. Obsolete inventory should be identified at the time an ECR is created and approved.

Section 6.3 Purchase of Inventory is amended by adding the following after its last sentence:

It shall be the responsibility of Allergan to purchase or buy in advance or at termination of the Agreement, any materials associated with End of Life (EOL), Excess and Obsolete related to sustaining the current Product, or contributed to ECR and/or cost saving proposals so long as these materials were purchased or manufactured by CZOS in the mutually agreed quantities or to support the most current forecast as stated in Section 6.2. (See the items below.)

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EOL Items known to date by both Allergan and CZOS are as follows:

1.	LCD/Monitors – Approximately ***** units with forecast, as of March 2002. These materials will be consumed by March 2003 depending on actual orders.
2.	ZiaTech PCBA – Approximately ***** units, the forecast as of March 2002. These materials will be consumed by April 2003 depending on actual orders.
3.	Planned cost savings. ***** (*****) have already been determined to be going obsolete. Allergan is requesting CZOS to purchase as a replacement to the current LCD monitors.

Section 9. Depot Repairs

Section 9.4 Spare Parts is amended by deleting the phrase “*****” in the second sentence and inserting “*****” in its place.

The following table will be incorporated into the contract as Exhibit A-1:

Exhibit A-1 Products to be Manufactured under Contract:

Products	Humphrey P/N	Description	Humphrey Product	Allergan P/N

Sovereign	SOV680700	Foot Pedal	SOV-FP	SOV680700
	SOV680701	Foot Pedal	SOV-FP	SOV680701
	SOV680135	Remote	SOV-Remote	SOV680135
	SOV680002	Cart/IV Pole	SOV-IV	SOV680002
	SOV680300	Console	SOV.CONSOLE- Console	SOV680300

Diplomax	OM410101X	System	08000-X1	OM410101X
	OM4130011	Foot Pedal	DIP-FP	OM4130011
	OM7701010PX	IV Pole	DIP-IV	OM7701010PX
	OM418501	Remote	OM418501	OM418501

Prestige	22-11X10-01	System	7000-X06-0001	40070XX
	32370	Foot Pedal	ACC32370	4000470
	32913	Foot Pedal II	ACC32913	4000475
	21744	IV Pole	ACC21744	4000852
	32730-1	IV Pole	ACC32730-1	4000830
	43441-1	Remote	ACC32441-1	4000575
	32771	Dust Cover	ACC32771
	30275	Power Cord	ACC30275	4000802
	30276	Power Cord	ACC30276	4000801

	Where X is shown = Voltage option

In all other respects, the terms and conditions of this AGREEMENT executed May 28, 1999, as amended, remains in full force and effect.

ALLERGAN SALES, INC.		CARL ZEISS OPHTHALMIC SYSTEMS, INC.

By:	/s/ JACQUELINE SCHIAVO	By:	/s/ JAMES TAYLOR
Name:	Jacqueline Schiavo	Name:	James Taylor
Title:	Corporate Vice President of Worldwide Operations	Title:	President